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                                                                 EXHIBIT 10.90.2


                   SECOND AMENDMENT TO THE REVOLVING CREDIT
                       FACTORING AND SECURITY AGREEMENT
                       --------------------------------

     This Second Amendment (the "Amendment") is made as of June 30, 2000 by and among GMAC COMMERCIAL CREDIT LLC ("GMAC") for itself and as agent, FINOVA Capital Corporation, Sanwa Bank California, TARRANT APPAREL GROUP ("Tarrant"), TAG MEX, INC. ("Tag") and FASHION RESOURCE (TCL), INC. ("Fashion"), and amends the Revolving Credit, Factoring and Security Agreement dated as of January 21, 2000 as previously amended and/or supplemented (the "Agreement"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to such terms under the Agreement.

     WHEREAS, the Borrower has requested that certain specific modifications be made to the Agreement as are specifically set forth below; and

     WHEREAS, Lender is amenable to making such modifications upon the terms and conditions set forth herein

     NOW THEREFORE, in consideration of the mutual covenants and undertakings and the terms an conditions contained herein, the parties hereto agree as follows:

     1.  Amendments. The Agreement is amended to read as follows:
         ----------

         a. The definition of "Borrowing Base" appearing in section 1.2 of the Agreement, is hereby amended by deleting clause "(a)" in its entirety from the definition of "Borrowing Base" and by leaving said clause intentionally blank.

         b. The definition of "Eligible Inventory" appearing in Section 1.2 of the Agreement is hereby amended by deleting clause "(iv)" from said paragraph and by substituting the following in its place and stead:

              "(iv) not imported from Tarrant Company, Ltd., Fashion Resource
              (TCL), Inc. or any other entity related to Borrower's Hong Kong operation or which is not otherwise deemed ineligible by Lender, in Lender's sole discretion."


         c. Section 3.3 of the Agreement is hereby amended by adding the following sentence at the end of said Section" "Lender shall apply collected funds from the Factored Receivables as follows; 70% against Obligations and 30% to be forwarded to the Hong Kong Shanghai Banking Corporation in accordance with the terms of this Agreement at least once per week, to
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                 the extent collected funds are available.

   2.  Ratification. Borrower hereby restates each and every representation,
       ------------
       warranty and covenant contained in the Agreement, as modified hereby, as though made on and as of the date hereof and as each such representation, warranty and covenant were fully set forth herein, In extension of the foregoing, Borrower hereby ratifies and confirms the Agreement as being its valid and binding obligation, enforceable against Borrower in accordance with all of its terms as amended hereby. Borrower hereby ratifies and confirms all of the ancillary agreements to which it is a party as being its valid and binding obligation, enforceable against Borrower in accordance with all of their respective terms. Borrower additionally represents and warrants that no Event of Default or Incipient Event of Default has occurred. In addition, Borrower hereby confirms that there are no defenses to the performance of any or all of its obligations under the Agreement or any ancillary agreements to which it is a party. Borrower expressly acknowledges to Lender that Borrower has no defense, offset, or counterclaim with respect to any of the Obligations or any obligation under the Agreement or the ancillary agreements. Upon the effectiveness of this Amendment, each reference in the ancillary agreements to the "Agreement" or words of like import shall mean and be a reference to the Agreement as amended by this Amendment.

   3.  Costs and Expenses. Borrower agrees to reimburse Lender for its costs
       ------------------
       and expenses (including reasonable attorneys' fees) incurred in connection with the preparation, execution and delivery of this Amendment.

   4.  Governing Law. This Amendment shall be governed and contrued in
       -------------
       accordance with the laws of the State of New York.

   IN WITNESS WHEREOF, the parties hereto have executed this Amendment the day and year first above written.

                                         GMAC COMMERCIAL CREDIT LLC

                                         By: [ILLEGIBLE]
                                            -----------------------
                                         Title:        SVP
                                               --------------------


                                         FINOVA CAPITAL CORPORATION

                                         BY: Harold [ILLEGIBLE]
                                            -----------------------
                                         Title:        SVP
                                               --------------------

                                      -2-
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                                     SANWA BANK CALIFORNIA

                                     By:
                                        ----------------------------------

                                     Title:
                                           -------------------------------


                                     TARRANT APPAREL GROUP

                                     By: /s/ Scott Briskie
                                        ----------------------------------

                                     Title: CFO
                                           -------------------------------


                                     TAG MEX, INC.

                                     By: /s/ Scott Briskie
                                        ----------------------------------

                                     Title: CFO
                                           -------------------------------


                                     FASHION RESOURCE (TCL), INC.

                                     By: /s/ Scott Briskie
                                        ----------------------------------

                                     Title: CFO
                                           -------------------------------

                             ASSUMPTION AGREEMENT

     WHEREAS, GMAC Commercial Credit LLC, (as "Agent" and "Lender"), Finova Capital Corporation and Sanwa Bank California presently provide financing to Tarrant Apparel Group ("Tarrant") and Tag Mex, Inc. ("Tag Mex"), (jointly and severally the "Borrower") pursuant to a Revolving Credit, Factoring and Security Agreement dated January 21, 2000, as supplemented and amended from time to time (the "Agreement"). Initially capitalized terms not otherwise defined herein shall have such meaning ascribed to such terms under the Agreement; and

     WHEREAS, Fashion Resource (TCL), Inc. ("Fashion") is a new subsidiary of Tarrant; and

     WHEREAS, the Borrower is desirous of having Fashion become an additional borrower under the terms of the Agreement, and become a party, jointly and severally, of the defined term "Borrower" under the Agreement;

     NOW, THEREFORE, for good and valuable consideration, the receipt whereof is hereby acknowledged, it is hereby agreed by and between the undersigned as follows:

     1. Fashion shall become a borrower under the Agreement and be included in the term "Borrower", and thereby become, jointly and severally liable for all Obligations, including all Advances under the Agreement, and a party to the Agreement and all of the ancillary agreements relating to the Agreement and executed by Tarrant and/or Tag Mex which are still in effect, as they may apply to Fashion as an integrated party into the term "Borrower", in the same manner and effect, and to the same extent as if Fashion was an original signatory as Borrower under the Agreement. In furtherance thereof, to secure the prompt payment and performance to Secured Parties of the Obligations, Fashion hereby assigns, pledges and grants to Agent, on behalf of Secured Parties, a continuing security interest in and to all of the Collateral, whether now owned or existing or hereafter acquired or arising and wheresoever located. Any references to "Borrower" under the Agreement shall henceforth be deemed to include Tarrant, Tag Mex and Fashion upon the effective date of this Assumption Agreement

     2. By execution of this Agreement each of Tarrant, Tag Mex and Fashion hereby ratify, and assume, jointly and severally, each and every Obligation (as that term is defined in the Agreement, including but not limited to, all Advances and extensions of credit made to the Borrower under the Agreement), to the same extent as if they were all original signatories thereof. By their signatures below, Tarrant, Tag Mex and Fashion agree that all outstanding Obligations under the Agreement are their valid and binding obligations and that they are jointly and severally liable for any such outstanding Obligations and hereby promise to pay all such Obligations together with applicable interest to the Lenders in accordance with the terms of the Agreement.

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     3. Fashion hereby irrevocably authorizes Tarrant to act as its agent in connection with any and all requests for Advances, receipt of advances and any other communications between Borrower and Lender under the Agreement in the same manner and to the same extent as if Fashion had made any such requests or received any such advances.

     4. Tarrant and Fashion represent and warrant to the Lender that as of the time of execution of this Assumption Agreement, Fashion has become a wholly owned subsidiary of Tarrant.

IN WITNESS WHEREOF, the parties hereto have executed this Assumption Agreement on June 30, 2000.



                                       TARRANT APPAREL GROUP

                                       BY: /s/ Scott Briskie
                                          ------------------------
                                           Title:  CFO

                                       TAG MEX, INC.

                                       BY: /s/ Scott Briskie
                                          ------------------------
                                           Title:  CFO

                                       FASHION RESOURCE (TCL), INC.

                                       BY: /s/ Scott Briskie
                                          ------------------------
                                           Title:  CFO



ACCEPTED AND AGREED:
GMAC COMMERCIAL CREDIT LLC
(as Agent and Lender)

By:   [ILLEGIBLE]
   ----------------------------
     Title: S.V.P.


FINOVA CAPITAL CORPORATION

By: Harold [ILLEGIBLE]
   ----------------------------
    Title: S.V.P


SANWA BANK CALIFORNIA
(as Lender)

By:
   ----------------------------
    Title:

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